Intangible assets	12 Months Ended
Dec. 31, 2024
Intangible Assets
Intangible assets

11       Intangible assets

	In-process research and development £’000	Goodwill £’000	IT/Website costs £’000	Total £’000
Cost
At 1 January 2022	13,378	2,291	–	15,669
Transfer from property, plant and equipment	–	–	122	122
Disposal	–	–	(12)	(12)
At 31 December 2022	13,378	2,291	110	15,779
Acquisition	2,938	–	–	2,938
At 31 December 2023	16,316	2,291	110	18,717
Acquisition	2,707	–	–	2,707
Disposals	–	–	(22)	(22)
At 31 December 2024	19,023	2,291	88	21,402

	In-process research and development £’000	Goodwill £’000	IT/Website Costs £’000	Total £’000
Accumulated amortisation and impairment
At 1 January 2022	13,378	2,291	–	15,669
Amortisation charge for the year	–	–	3	3
Transfer from property, plant and equipment	–	–	113	113
Disposal	–	–	(12)	(12)
At 31 December 2022	13,378	2,291	104	15,773
Amortisation charge for the year	–	–	3	3
Disposal	–	–	–	–
At 31 December 2023	13,378	2,291	107	15,776
Amortisation charge for the year	–	–	2	2
Disposal	–	–	(22)	(22)
At 31 December 2024	13,378	2,291	87	15,756
Net book value
At 31 December 2024	5,645	–	1	5,646
At 31 December 2023	2,938	–	3	2,941
At 31 December 2022	–	–	6	6

The individual intangible asset which is material to the financial statements is as follows:

	Carrying amount			Remaining amortisation period
	2024 £’000	2023 £’000	2022 £’000	2024 (years)	2023 (years)	2022 (years)
MTX228 tolimidone acquired IPRD*	2,938	2,938	–	n/a	n/a	n/a
MTX230 eRapa acquired IPRD*	2,707	–	–	n/a	n/a	n/a

*	asset is not yet in use and has not started amortising

On 25 April 2024 the Company entered into a LCA with Emtora, relating to the license of eRapa. In consideration for the License, the Company made an upfront payment of 15,126[1] ADSs (equal to five percent of our then outstanding Ordinary Shares, calculated on a fully-diluted basis). In addition, a promissory note previously issued by Emtora in favour of the Company in the amount of $0.25 million was forgiven and certain historical liabilities relating to their on-going FAP and NMIBC programs were settled. The Company is also obligated to make quarterly payments to Emtora of $0.25 million less 75% of any research sales by Emtora until the handover trigger event occurs. The obligation meets the definition of a financial liability in accordance with IAS32 and is measured at fair value in accordance with IFRS9. Management have estimated the expected liability to be $3.1 million and the present value as $2.5 million.

	$’000	£’000
15,126[1] ADSs issued at market value	274	219
Promissory note forgiven	250	197
Historical liabilities settled	366	294
Quarterly payment obligation	2,494	1,997
Recognised as intangible asset purchase	3,384	2,707

In addition, the Company is also responsible for up to $31.5 million in sales milestones within the first six months of commercial sale of a first-approved indication of eRapa in certain markets, with decreasing milestones for subsequent approvals for additional indications. There is also a one-time $10.0 million milestone payable upon cumulative net sales of $1.0 billion. Further, the Company is also obligated to pay Emtora single digit tiered royalties on net sales of eRapa, in addition to honouring Emtora’s legacy royalty obligations and paying Emtora fees related to income derived from sublicensing and partnering of eRapa.

The LCA also provides the Company with the exclusive option to acquire all of the capital stock of Emtora on commercially reasonable terms in the 90 days after acceptance of the filing of an NDA by the U.S. Food and Drug Administration (the “FDA”). If the Company does not exercise the option, it would be required to make additional quarterly payments, as disclosed in note 16, until the first commercial sale of the product.

[1]	Number of ADSs have been adjusted to reflect the ADS ratio change on 4 October 2024